SEPARATION AND CONSULTING AGREEMENT THIS SEPARATION AND CONSULTING AGREEMENT ("Agreement"), dated as of June 12, 2026, is made by and among Summit Hotel Properties, Inc. (the "Company") and William Conkling ("Conkling"). WHEREAS, the Company and Conkling are party to that certain Employment Agreement, dated May 17, 2021 (the "Employment Agreement"), pursuant to which Conkling serves as Executive Vice President and Chief Financial Officer of the Company; WHEREAS, Conkling has informed the Company of his resignation from his position as Executive Vice President and Chief Financial Officer of the Company, and as an officer and employee of the Company and its subsidiaries and affiliates, and Conkling and the Company mutually desire to specify the terms of Conkling' s termination of employment with the Company; and WHEREAS, in connection with Conkling's termination of employment, the Company wishes to secure the services of Conkling as a consultant to the Company upon the terms and subject to the conditions set forth herein, and Conkling wishes to render such services to the Company upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Termination of Employment. a. Termination of Emplo ment. Effective as of June 15, 2026 (the "Termination Date"), Conkling hereby resigns his employment with, and as an officer of, the Company and its subsidiaries and affiliates, and Conkling' s employment with the Company and its subsidiaries and affiliates shall thereupon terminate. Effective as of the Termination Date, the Employment Agreement shall terminate and Conkling shall have no further rights thereunder; provided, however, that, except as modified by this Agreement, Sections 11 (Code Section 280G), 12 (Code Section 409A), 13 (Withholding), 14 (Covenants of the Executive), 17 (Arbitration), 18 (Applicable Law) and 21 (Recoupment) of the Employment Agreement shall remain in full force and effect in accordance with their terms. Conkling and the Company acknowledge and agree that Conkling' s termination of employment hereunder shall constitute a "Voluntary Termination" by Conkling within the meaning of the Employment Agreement. b. Waiver of Notice. Conkling and the Company each hereby waive for all purposes the notice requirements in Sections 7(b) and 7( c) of the Employment Agreement, including the requirement that the Date of Termination (as defined in the Employment Agreement) be thirty (30) days following the date of notice of termination ( and Conkling hereby waives any and all rights to pay in lieu of such notice). c. Accrued Obligations. On the Termination Date, the Company will pay to Conkling (i) all accrued salary earned through the Termination Date, and (ii) any accrued, unused vacation or paid time-off through the Termination Date, in each case, subject to standard payroll deductions and withholdings. Vested benefits (if any) under employee benefit plans or policies shall be governed by the terms and conditions of the applicable plans. d. Expenses. Conkling acknowledges that, within thirty (30) days after the Termination Date, Conkling will submit his final documented expense reimbursement statement reflecting all business expenses incurred by him through the Termination Date, if any, for which Conkling seeks reimbursement. The Company will reimburse Conkling for any such expenses pursuant to its regular business policies and practices.

e. Return of Company Property. Conkling aeknowledges and agrees that Conkling has returned, or as of the Termination Date will return, to the Company: (i) all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software, and printers, wireless handheld devices and pagers), access or credit cards, Company identification, and any other Company-owned property in Conkling' s possession or control; and (ii) all documents and copies, including hard and electronic copies, of documents in Conkling's possession relating to any Company Confidential Information ( as defined in the Employment Agreement), including, without limitation, internal and external business forms, manuals, correspondence, notes, and computer programs, and Conkling shall not make or retain any copy or extract of any of the foregoing; provided, however, that notwithstanding the foregoing, Conkling may retain Conkling's Company-issued cell phone (and corresponding cell phone number), if any, and Company-issued tablet device, provided that all Confidential Information has been removed from such devices prior to the Termination Date (and Conkling agrees to permit the Company to examine such devices and remove any such Confidential Information). Notwithstanding the foregoing, the Company acknowledges and agrees that any Consulting Services (as defined in Section 2 below) requested by the Company pursuant to Section 2 below may require access to, or may include discussions involving, Confidential Information that Conkling will no longer have in Conkling's possession; and, accordingly, the Company will be required to provide such information ( or grant access to such information) as may be reasonably necessary for Conkling to perform such Consulting Services. f. Acknowledgements; Full Settlement. Except as expressly provided in this Agreement, and notwithstanding anything contained in the Employment Agreement or otherwise, the Company shall have no further obligations, and Conkling shall have no further right or entitlement, with respect to any payments or other termination or severance benefits, whether under the terms of the Employment Agreement or otherwise. Without limiting the generality of the foregoing, Conkling acknowledges and agrees that as of the Termination Date, any and all unvested equity-based awards held by Conkling shall automatically and without further action be cancelled and forfeited without payment of any consideration therefor, and Conkling shall have no further right to or interest with respect thereto. 2. Consulting Services. a. General. During the period commencing on June 16, 2026 and ending on September 30, 2026 or such earlier date on which Conkling's consulting relationship with the Company is terminated as provided in Section 2(b) below (any such date of expiration or termination, the "Consulting Termination Date") (in any case, the "Consulting Period"), Conkling shall provide such reasonable consulting services as may be reasonably requested by the Chief Executive Officer of the Company that are generally consistent with Conkling's prior role as Executive Vice President and Chief Financial Officer of the Company, including with respect to the transition of Conkling's duties as Executive Vice President and Chief Financial Officer of the Company (the "Consulting Services"). Conkling shall comply with all applicable written policies and procedures of the Company (including, without limitation, technology use, confidentiality, background check, and work authorization policies and procedures). During the Consulting Period, the Company shall pay to Conkling a consulting fee of $25,000 per calendar month (the "Consulting Fee") as consideration for performing or being available to perform the Consulting Services, payable not later than ten (10) business days following the last day of the applicable calendar month during the Consulting Period and pro-rated for any partial month of service (including any partial month that results from the termination of this Agreement prior to September 30, 2026, in accordance with Section 2(b) below). b. Termination of Consulting Services; Obligations of the Company. The Consulting Services and the consulting relationship established hereby may be terminated by Conkling or the Company at any time and for any reason upon the delivery ofat least fifteen (15) days' prior written notice to the other party. Notwithstanding the foregoing, the Company may terminate this Agreement and the Consulting Services established hereby at any time and without notice in the event of any act or omission by Conkling that would constitute a Termination With Cause (as defined in the Employment Agreement). In the event of 2 any such termination described in this Section 2(b ), the Company shall pay to Conkling the Consulting Fee earned through the date of such termination in accordance with Section 2(a) above. c. Independent Contractor. The Company and Conkling expressly agree that, during the Consulting Period, Conkling shall be solely an independent contractor and neither Conkling nor any principal, employee, or contractor of Conkling shall be construed to be an employee of the Company in any manner under any circumstances or for any purposes whatsoever. Nothing in this Agreement shall establish an agency, partnership, joint venture, or employee relationship between the Company and Conkling, and Conkling shall not represent himself as an employee or officer of the Company. Nothing in this Agreement shall require or be deemed to require Conkling to provide services exclusively to the Company during the Consulting Period, and it shall not be a violation of this Agreement for Conkling to provide services to any other company, organization, entity or enterprise during the Consulting Period, subject to the restrictive covenants set forth in Section 14 of the Employment Agreement (as modified by this Agreement) and in any other written agreement or arrangement between Conkling and the Company or its affiliates (together, the "Restrictive Covenants"). The Company and Conkling agree and acknowledge that neither party hereto renders legal, tax, or accounting advice to the other party. Without limiting the generality of the foregoing, during the Consulting Period, the Company shall not provide Conkling or any principal, employee, or contractor of Conkling with, and no such individual shall be eligible to receive from the Company under any Company plan, any benefits, including without limitation, any pension, health, welfare, retirement, workers' compensation, or other insurance benefits. Conkling shall be solely responsible for all taxes arising in connection with the Consulting Fee (except to the extent required by law, as determined by the Company), including, without limitation, any and all federal, state, local, and foreign income and employment taxes. 3. Releases of Claim and Notice of Rights. Conkling acknowledges and agrees that the opportunity to enter into this Agreement and his right to receive and retain the payments and benefits hereunder are subject to and conditioned upon his execution and delivery within twenty-one (21) days following the Termination Date, and non-revocation of a general release of claims ( a "Release") in the form attached hereto as Exhibit A. Conkling further acknowledges and agrees that the opportunity to enter into this Agreement and his right to receive and retain the payments and benefits hereunder are subject to and conditioned upon his execution and delivery, within twenty-one (21) days following the Consulting Termination Date, and non revocation of a second Release in the form attached hereto as Exhibit B. The parties agree that nothing in this Agreement (including in any Release) shall be construed to interfere with Conkling' s right to file a charge, communicate directly with, cooperate or participate in an investigation or proceeding conducted by the Equal Employment Opportunity Commission ("EEOC"), the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local government agency or commission ("Government Agencies"). However, the consideration provided to Conkling in this Agreement shall be the sole relief provided to Conkling for the claims that are released by Conkling herein and Conkling will not be entitled to recover and agrees to waive any monetary benefits or recovery against the Company in connection with any such claim, charge or proceeding without regard to ho has brought uch complaint claim, or charge. except that this Agreement does not limit Conkling·s right to receive an award for information provided to any Government Agencies. Further, the parties hereto agree that nothing in this Agreement (including in any Release) restricts or impedes Conkling from: (i) exercising Conkling's rights under Section 7 of the National Labor Relations Act; (ii) testifying truthfully in any legal proceeding, including, but not limited to, responding accurately to any inquiries or request for information made by the EEOC or any federal, state, or other regulatory authority or government agency; (iii) disclosing factual information related to a claim filed in a civil action or complaint filed in an administrative action concerning sexual assault, sexual harassment, workplace harassment or discrimination, failure to prevent an act of workplace harassment or discrimination, or an act of retaliation against a person for reporting or opposing harassment or discrimination; (iv) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Conkling has reason to believe is unlawful; or (v) 3 testifying before an administrative, legislative, or judicial proceeding pursuant to a court order, subpoena, or written request from an administrative agency concerning alleged criminal conduct or alleged sexual harassment on the part of any party to this Agreement, or their agents or employees. Conkling is not required to contact the Company regarding the subject matter of any such communications within this Section before Conkling engages in such communications. The activities or rights described in this Section 3 shall be referred to as "Protected Conduct'. 4. Restrictive Covenants. In consideration of the compensation and benefits described herein and the Company's commitments hereunder, the Company and Conkling agree as follows: a. Covenants Against Competition. Solely for purposes of Section 14(b) of the Employment Agreement (Covenants Against Competition), the "Restriction Period" as defined therein is hereby amended such that the reference in the first sentence to "the earlier of the first anniversary of such termination or a Control Change Date" is now deemed to be "December 15, 2026". For the avoidance of doubt, this amendment shall not modify, limit, or otherwise amend the definition or duration of the Restriction Period as applied to Section 14( d) of the Employment Agreement (Nonsolicitation) or to any other provision of the Employment Agreement. In addition, the Company acknowledges and agrees that there are no other non-competition provisions applicable to Consultant in any other plan, program, agreement or arrangement of the Company; or, if there are, that all such non-competition provisions are hereby deemed to lapse on December 15, 2026. b. Acknowledgement and Affmnation of Restrictive Covenants. The Company and Conkling acknowledge and agree that (i) the Restrictive Covenants shall remain in full force and effect in accordance with their tetn1s (as modified by this Agreement), with all post-termination covenants set forth therein that continue for set durations (including such non-solicitation and noncompetition restrictions, as modified by this Agreement) commencing upon the Termination Date, (ii) Conkling remains bound by his obligations thereunder (as modified by this Agreement), (iii) such Restrictive Covenants shall survive Conkling's termination of service and the termination of the Employment Agreement and (iv) all of the Restrictive Covenants are reasonable and necessary for the protection of the Company's trade secrets, confidential business information and other legitimate business interests and Conkling has received adequate consideration for these covenants, including as set forth in this Agreement. c. Interpretation. In the event the terms of this Section 4 are determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable, or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. 5. No Assignment. This Agreement and the rights and duties hereunder are personal to Conk)jng and may not be assigned. delegated, transferred, or pledged by Conkling. Conkling hereby acknowledges and agrees that the Company may assign. delegate, transfer, pledge, or sell this Agreement and the rights and duties hereunder (a) to an affiliate of the ompany or (b) to any third party in connection with (i) the sale transfer or other disposition of all or substantially all of the assets of the Company or (ii) a merger, con olidation, or other imilar corporate transaction involving the Company. 6. Withholding. Notwithstanding anything else herein to the contrary. the ompany or any of its affiliates may withhold (or cause there to be withheld. as the case may be) from any amounts otherwise due or payable under or pursuant to this Agreement or any other compensation payable to Conkling such federal, state and local income employment, or other taxes or other amount as may be required lo be withheld pursuant to any applicable law, regulation or contract. 4

7. Notices. Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and delivered personally or sent by email or registered or certified mail, postage prepaid, addressed as follows ( or if it is sent through any other method agreed upon by the parties): If to the Company: Summit Hotel Properties, Inc. 13215 Bee Cave Parkway, Suite B-300 Austin, Texas 78738 Attention: Corporate Secretary If to Conkling, to his most recent address on the Company's books and records. 8. Miscellaneous. a. Governing Law. This Agreement shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas, without reference to the principles of conflicts oflaw ofTexas or any other jurisdiction, and where applicable, the laws of the United States. b. Amendments; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing signed by Conkling and the Company. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy, or power provided herein or by law or in equity. c. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each of their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any benefit, rights, remedies, obligations, or liabilities under or by reason of this Agreement. ' d. No Authority to Bind the Company. Following the date hereof, Conkling shall have no authority to, and Conkling shall not, (i) enter into any contract or agreement on behalf of the Company or otherwise bind or commit the Company or (ii) except as expressly authorized by the Company, incur any expense or liability on behalf of the Company. e. Enforcement. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a portion of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. f. Construction. This Agreement shall be deemed drafted equally by both parties. Its language shall be construed as a whole and according to its fair meaning. Any presumption or principle that 5 the language is to be construed against any party shall not apply. The headings in this Agreement are only for convenience and are not intended to affect construction or interpretation. g. Entire Agreement. The terms of this Agreement ( and any other agreements and instruments contemplated hereby or referred to or incorporated herein) are, as of the date hereof, intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. As of the date hereof, this Agreement shall supersede all undertakings or agreements, whether written or oral, previously entered into by Conkling and the Company or any predecessor thereto or affiliate thereof with respect to the subject matter hereof (including, without limitation, the Employment Agreement, except as expressly provided herein). References in this Agreement to "this Agreement" and/or "herein" shall include all annexes and exhibits hereto. h. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement. i. Consultation with Counsel. Conkling acknowledges that Conkling has been given the opportunity to consult with an attorney regarding the Agreement. In signing this Agreement, Conkling acknowledges that Conkling's decision to enter into this Agreement is knowing and voluntary and was not induced by the Company through fraud or misrepresentation. 9. No Other Payments Due. Conkling acknowledges that Conkling has been paid all wages or other compensation, including, but not limited to, accrued, unused vacation benefits, incentives, or bonuses, that Conkling has earned or become entitled to during Conkling's employment with the Company through the date Conkling executes this Agreement. Conkling agrees that Conkling does not have knowledge of any potential or actual dispute with the Company about any unpaid wages or compensation which Conkling believes Conkling is entitled to but has not been paid as of the date Conkling executes this Agreement. Conkling understands and acknowledges that Conkling shall not be entitled to any payments or benefits from the Company other than those expressly set forth in Sections 1 and 2 above. 10. Arbitration. Any claim or controversy arising out of, or relating to, this Agreement or its breach or the Executive's employment with (or separation from) the Company, other than a claim or controversy arising under Section 14 of the Employment Agreement or Section 4 above, shall be settled by arbitration in Austin, Texas in accordance with the governing Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association. Judgment upon the award rendered may be entered in any court of competent jurisdiction. In the event one of the parties hereto requests an arbitration proceeding under this Agreement, such proceeding shall commence within thirty (30) days from the date of such request. The prevailing party shall be entitled to reasonable attorney's fees and costs. 11. Representation Concerning Filing of Legal Actions. Conkling represents and warrants that Conkling does not presently have on file, and further represents that Conkling will not hereafter file, any claims, grievances, actions, appeals or complaints against the Company or its affiliates in or with any state or federal court, board or before any other tribunal or panel of arbitrators, public or private, based upon any actions occurring prior to the date of this Agreement, including but not limited to any claims arising out of the cessation of Conkling's employment with the Company, unless otherwise permitted by law. If such an action or charge has been filed by Conkling, or on Conkling's behalf, Conkling agrees not to participate in any such proceeding and Conkling will use Conkling's best efforts to cause it immediately to be withdrawn and dismissed with prejudice. 12. Code Section 409A. 6

a. This Agreement and the amounts payable and other benefits provided under this Agreement are intended to comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), after giving effect to the exemptions in Treasury Regulation section 1.409A-l(b )(3) through (b )(12). This Agreement shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Company's Board of Directors (the "Board") and without requiring the Executive's consent, in such manner as the Board determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A;provided, however, that in exercising its discretion under this Section 12, the Board shall modify this Agreement in the least restrictive manner necessary and without reducing any payment or benefit due under this Agreement. Each payment under this Agreement shall be treated as a separate identified payment for purposes of Section 409A. b. With respect to any reimbursement of expenses of, or any provision of in-kind benefits to, the Executive, as specified under this Agreement, such reimbursement of expenses or provision of in-kind benefits shall be subject to the following limitations: (i) the expenses eligible for reimbursement or the amount of in-kind benefits provided in one taxable year shall not affect the expenses eligible for reimbursement or the amount of in-kind benefits provided in any other taxable year, except for any medical reimbursement arrangement providing for the reimbursement of expenses referred to in Section I 0S(b) of the Code; (ii) Lhe reimbursement of an eligible expen e shall be made as specified in this Agreement and in no event later than the end of the year after the year in which such expense was incurred and (iii) the right to reimbursement or in-kind benefit shall not be subject to I iquidation or exchange for another benefit. c. If a payment obligation under this Agreement arises on account of a Change in Control (as defined in the Company's 2024 Equity Incentive Plan) or the Executive's termination of employment and such payment obligation constitutes "deferred compensation" (as defined under Treasury Regulation section l.409A-l(b)(l), after giving effect to the exemptions in Treasury Regulation section l.409A-l(b)(3) through (b)(l2)), it shall be payable only if the Change in Control constitutes a "control change event" (as defined under Treasury Regulation §l.409A-3(i)(5)) or after the Executive's "separation from service" (as defined under Treasury Regulation §l.409A-l(h)); provided, however, that if the Executive is a "specified employee" (as defined under Treasury Regulation §1.409A-l(i)), any such payment that is scheduled to be paid within six (6) months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh (7th ) month beginning after the date of the Executive's separation from service or, if earlier, within fifteen (15) days after the appointment of the personal representative or executor of the Executive's estate following the Executive's death. [Signature Page Follows] 7

IN WITNESS WHEREOF, the parties hereto have executed this Separation and Consulting Agreement effective as of the date first written above. SUMMIT HOTEL PROPERTIES, INC. B~ --~------~------- Name: ---=-C,_'kv_,!-'-11'--+f-H-~-~ =---=,--- Title: ~vf ._ 6 e. ):1 .eYct.l Lo .Jr1S e, I ' CONKLING William Conkling [Signature Page to Separation and Consulting Agreement]

Exhibit A GENERAL RELEASE (EMPLOYMENT) 1. General Release of Claims. Except as excluded below in Section 2, William Conkling ("Conkling"), for Conkling and Conkling's agents, successors, heirs and assigns (all of whom are hereinafter individually and collectively referred to in this Section as "Releasors"), hereby releases, remises and forever discharges Summit Hotel Properties, Inc. (the "Company") and any of its subsidiaries, parent companies, affiliates, related companies, divisions, predecessors, successors, interests, assigns, and/or entities in which each has an ownership interest, and each of their future, present, and former members, directors, trustees, agents, servants, shareholders, employees, officers, representatives, attorneys, investors and insurers, and each of their respective heirs, successors, executors and administrators, and all persons acting by, through, under and/or in concert with any of foregoing (all of whom are hereinafter individually and collectively referred to in this Section as "Released Parties") of and from any and all claims, demands, causes of action, actions, rights, damages, judgments, costs, compensation, suits, debts, dues, accounts, bonds, covenants, agreements, expenses, attorneys' fees, damages, penalties, punitive damages and liability of any nature whatsoever, in law or in equity or otherwise, which any Releasor has had, now have, shall or may have, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, by reason of any cause, matter or thing whatsoever, from the beginning of time up to and including the date that Conkling executes this General Release (this "Release"), including but not limited to claims for: a. violation of any written or unwritten contract, agreement, policy, benefit plan, retirement or pension plan, option plan, severance plan, or covenant of any kind, or failure to pay wages, bonuses, employee benefits, other compensation, attorneys' fees, damages, or any other remuneration (including any equity, ownership interest, management fee, carried interest, partnership interest, distributions, dividends or participation or ownership in any business venture related to the Company); and/or b. discrimination, harassment, or retaliation on the basis of any characteristic protected under law, including but not limited to race, color, national origin, sex, pregnancy, sexual orientation, gender identity, religion, disability, marital or parental status, age, union activity or other protected activity; and/or c. denial of protection or benefits under any statute, ordinance, executive order, regulation or constitution, including but not limited to claims under Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Civil Rights Act of 1866; the Americans with Disabilities Act; the Fair Labor Standards Act; the Family and Medical Leave Act; the Worker Adjustment and Retraining Notification Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974; Chapter 21 of the Texas Labor Code, Tex. Lab. Code Ann.§§ 21.001 to 21.556; the Texas Anti-Retaliation Act, Tex. Lab. Code Ann.§ 451.001; and the Texas Payday Law, Tex. Lab. Code Ann.§§ 61.001 to 61.095, each as amended, and any other foreign, federal, state or local statute, ordinance, executive order, regulation or constitution regarding employment, termination of employment, discrimination, harassment, retaliation, health and safety, privacy, notice, or wage and hour matters; and/or d. violation of any public policy or common law of any state or other jurisdiction relating to employment or personal injury, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, damages, infliction of emotional distress, negligence, fraud, interference with contract, breach of good faith and fair dealing, or breach of :fiduciary duty. Conkling affirms that, as of the date of Conkling's signature below, no claim released by this Section 1 was pending against any of the Released Parties, and except with respect to the Protected Conduct

( as defined in the Separation Agreement ( as defined below)), Conkling agrees not to sue any of the Released Parties for any claims released by this Section 1. Notwithstanding the foregoing, this Release shall not operate to release any of Conkling' s rights or claims (i) to payments or benefits under that certain Separation Agreement, dated as of June 12, 2026, by and between Conkling and the Company (the "Separation Agreement"), which payments and benefits ( among other good and valuable consideration) are provided in exchange for this Release, (ii) to any claims for indemnification arising under any applicable insurance or indemnification obligation of the Company, or (iii) to any claims which cannot be waived by an employee under applicable law. 2. Effective Date. To accept this Release, Conkling must return Conkling's executed copy to the Company no earlier than the Termination Date and no later than twenty-one (21) days following the Termination Date (the "Review Period"). Conkling acknowledges and agrees that Conkling has had at least twenty-one (21) days to review this Release. Conkling acknowledges that Conkling is releasing any claims Conkling may have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, through the date of Conkling's signature. After Conkling signs this Release, Conkling has up to seven (7) days to revoke the Agreement (such seven (7)-day revocation period, the "Revocation Period"). In order to effectively revoke this Release, Conkling must send written notice of the decision to do so to the Company, to the attention of Chris Eng at ceng@shpreit.com, and such written notice must be received by the Company prior to the expiration of the Revocation Period. If Conkling fails to timely return Conkling's executed Agreement or if Conkling timely revokes this Release, in each case as provided herein, this Release shall be null and void and of no effect. If Conkling timely returns Conkling's executed Agreement to the Company and the Revocation Period expires without Conkling revoking this Release, this Release shall become effective, irrevocable, and enforceable on the eighth (8th ) day after Conkling executes this Release (the "Effective Date"). 3. Miscellaneous. a. Assignment. The Company may assign this Release and such assignment will take effect for the benefit of any successors or assigns of the Company created by merger, reorganization, and sale of assets or otherwise. Conkling hereby consents and agrees to such assignment and enforcement of such rights and obligations by the Company's successors or assigns, without further action required. b. No Admission. This Release is not, and shall not be construed to be, an admission of liability, culpability or any other legal conclusion. c. Governing Law. This Release shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas, without reference to the principles of conflicts of law of Texas or any other jurisdiction, and where applicable, the laws of the United States. d. Construction. If any provision of this Release is declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions of the Agreement shall not be affected thereby and the illegal or invalid part, term or provision shall be deemed not to be a part of this Release. 4. Acknowledgment. Conkling acknowledges that: (a) Conkling has carefully reviewed this Release and understands its meaning; (b) the Company hereby advises Conkling to consult with an attorney prior to signing this Agreement; ( c) Conkling has been given a reasonable period of time in which to consider this Agreement, and the parties expressly agree that the Review Period shall not be extended upon any material or immaterial changes to the Agreement; ( d) if Conkling signs this Agreement prior to the end of the Review Period, Conkling voluntarily waives the remainder of such Review Period; and ( e) Conkling is signing this Agreement knowingly, willingly, and without duress. ExhibitA-2

(Signature page follows) ExhibitA~3

IN WITNESS WHEREOF, the undersigned has executed this Release as of the date set forth below. SUMMIT HOTEL PROPERTIES, INC. By:-- ------------ Name: _____________ _ Title: ______________ _ Date: _______ _ ______ _ CONKLING William Conkling Date: _______ _ _____ _ Exhibit A-4

ExhibitB GENERAL RELEASE (CONSUL TING) 1. General Release of Claims. Except as excluded below in Section 2, William Conkling ("Conkling"), for Conkling and Conkling's agents, successors, heirs and assigns (all of whom are hereinafter individually and collectively referred to in this Section as "Releasors"), hereby releases, remises and forever discharges Summit Hotel Properties, Inc. (the "Company'') and any of its subsidiaries, parent companies, affiliates, related companies, divisions, predecessors, successors, interests, assigns, and/or entities in which each has an ownership interest, and each of their future, present, and former members, directors, trustees, agents, servants, shareholders, employees, officers, representatives, attorneys, investors and insurers, and each of their respective heirs, successors, executors and administrators, and all persons acting by, through, under and/or in concert with any of foregoing (all of whom are hereinafter individually and collectively referred to in this Section as "Released Parties") of and from any and all claims, demands, causes of action, actions, rights, damages, judgments, costs, compensation, suits, debts, dues, accounts, bonds, covenants, agreements, expenses, attorneys' fees, damages, penalties, punitive damages and liability of any nature whatsoever, in law or in equity or otherwise, which any Releasor has had, now have, shall or may have, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, by reason of any cause, matter or thing whatsoever, from the beginning of time up to and including the date that Conkling executes this General Release (this "Release"), including but not limited to claims for: a. violation of any written or unwritten contract, agreement, policy, benefit plan, retirement or pension plan, option plan, severance plan, or covenant of any kind, or failure to pay fees, consulting wages, other compensation, attorneys' fees, damages, or any other remuneration (including any equity, ownership interest, management fee, carried interest, partnership interest, distributions, dividends or participation or ownership in any business venture related to the Company); and/or b. discrimination, harassment, or retaliation on the basis of any characteristic protected under law, including but not limited to race, color, national origin, sex, pregnancy, sexual orientation, gender identity, religion, disability, marital or parental status, age, union activity or other protected activity; and/or c. denial of protection or benefits under any statute, ordinance, executive order, regulation or constitution, including but not limited to claims under Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Civil Rights Act of 1866; the Americans with Disabilities Act; the Fair Labor Standards Act; the Family and Medical Leave Act; the Worker Adjustment and Retraining Notification Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974; Chapter 21 of the Texas Labor Code, Tex. Lab. Code Ann.§§ 21.001 to 21.556; the Texas Anti-Retaliation Act, Tex. Lab. Code Ann.§ 451.001; and the Texas Payday Law, Tex. Lab. Code Ann.§§ 61.001 to 61.095, each as amended, and any other foreign, federal, state or local statute, ordinance, executive order, regulation or constitution regarding service, termination of service, discrimination, harassment, retaliation, health and safety, privacy, notice, or wage and hour matters; and/or d. violation of any public policy or common law of any state or other jurisdiction relating to employment or personal injury, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, damages, infliction of emotional distress, negligence, fraud, interference with contract, breach of good faith and fair dealing, or breach of fiduciary duty. Conkling affirms that, as of the date of Conkling's signature below, no claim released by this Section 1 was pending against any of the Released Parties, and except with respect to the Protected Conduct ( as defined in the Separation Agreement ( as defined below)), Conkling agrees not to sue any of the Released Parties for any claims released by this Section 1.

Notwithstanding the foregoing, this Release shall not operate to release any of Co_!lkling' s rights or claims (i) to payments or benefits under that certain Separation Agreement, dated as of June 12, 2026, by and between Conkling and the Company (the "Separation Agreement''), which payments and benefits (among other good and valuable consideration) are provided in exchange for this Release, (ii) to any claims for indemnification arising under any applicable insurance or indemnification obligation of the Company, or (iii) to any claims which cannot be waived by an employee under applicable law. 2. Effective Date. To accept this Release, Conkling must return Conkling's executed copy to the Company no earlier than the Termination Date and no later than twenty-one (21) days following the Termination Date (the "Review Period"). Conkling acknowledges and agrees that Conkling has had at least twenty-one (21) days to review this Release. Conkling acknowledges that Conkling is releasing any claims Conkling may have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, through the date of Conkling's signature. After Conkling signs this Release, Conkling has up to seven (7) days to revoke the Agreement (such seven (7)-day revocation period, the "Revocation Period"). In order to effectively revoke this Release, Conkling must send written notice of the decision to do so to the Company, to the attention of Chris Eng at ceng@shpreit.com, and such written notice must be received by the Company prior to the expiration of the Revocation Period. If Conkling fails to timely return Conkling's executed Agreement or if Conkling timely revokes this Release, in each case as provided herein, this Release shall be null and void and of no effect. If Conkling timely returns Conkling's executed Agreement to the Company and the Revocation Period expires without Conkling revoking this Release, this Release shall become effective, irrevocable, and enforceable on the eighth (8th ) day after Conkling executes this Release (the "Effective Date"). 3. Miscellaneous. a ksignment. The Company may assign this Release and such assignment will take effect for the benefit of any successors or assigns of the Company created by merger, reorganization, and sale of assets or otherwise. Conkling hereby consents and agrees to such assignment and enforcement of such rights and obligations by the Company's successors or assigns, without further action required. b. No Admission. This Release is not, and shall not be construed to be, an admission ofliability, culpability or any other legal conclusion. c. Governing Law. This Release shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Texas, without reference to the principles of conflicts of law of Texas or any other jurisdiction, and where applicable, the laws of the United States. d. Construction. If any provision of this Release is declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions of the Agreement shall not be affected thereby and the illegal or invalid part, term or provision shall be deemed not to be a part of this Release. 4. Acknowledgment. Conkling acknowledges that: (a) Conkling has carefully reviewed this Release and understands its meaning; (b) the Company hereby advises Conkling to consult with an attorney prior to signing this Agreement; ( c) Conkling has been given a reasonable period of time in which to consider this Agreement, and the parties expressly agree that the Review Period shall not be extended upon any material or immaterial changes to the Agreement; ( d) if Conkling signs this Agreement prior to the end of the Review Period, Conkling voluntarily waives the remainder of such Review Period; and ( e) Conkling is signing this Agreement knowingly, willingly, and without duress. (Signature page follows) ExhibitB-2

IN WITNESS WHEREOF, the undersigned has executed this Release as of the date set forth below. SUMMIT HOTEL PROPERTIES, INC. By: ------------- Name: _____________ _ Title: ______________ _ Date: ______________ _ CONKLING William Conkling Date: _ _ ___ _____ ___ _ E:xhibitB-3